SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 99.5%

Cabela's, Inc. — Class A*†

578

$

__________

6,364

Total Consumer Discretionary

__________

1,201,184

CONSUMER DISCRETIONARY 33.2%

FINANCIALS 24.2%

Finish Line — Class A*†

17,855

$

155,338

Stewart Information

Bassett Furniture Industries,

Services Corp.†

2,205

42,645

Inc.

5,743

67,767

LandAmerica Financial

Jo-Ann Stores, Inc.*†

2,652

61,076

Group, Inc.†

1,911

42,405

Stein Mart, Inc.†

12,944

58,377

Colonial Properties Trust†

1,823

36,496

Standard Motor Products,

SWS Group, Inc.†

2,152

35,745

Inc.†

6,937

56,606

First Bancorp Puerto Rico†

5,539

35,117

La-Z-Boy, Inc.†

7,360

56,304

Safety Insurance Group,

M/I Homes, Inc.

3,344

52,601

Inc.†

773

27,557

Haverty Furniture

Pennsylvania Real Estate

Companies, Inc.†

5,113

51,335

Investment Trust

1,106

25,593

OfficeMax Inc.†

2,744

38,142

Flagstar Bancorp, Inc.†

7,957

23,951

Group 1 Automotive, Inc.†

1,762

35,011

Mid-America Apartment

Tuesday Morning Corp.*†

8,272

33,998

Communities, Inc.

456

23,274

Fred's, Inc.†

2,930

32,933

BioMed Realty Trust, Inc.

932

22,862

PEP Boys-Manny Moe &

Umpqua Holding Corp.†

1,803

21,870

Jack†

3,634

31,688

Parkway Properties, Inc.†

642

21,655

National Presto Industries,

Medical Properties Trust

Inc.

486

31,191

Inc.†

2,070

20,948

Nautilus, Inc.†

5,735

29,134

Corus Bankshares, Inc.†

4,892

20,351

Sonic Automotive, Inc.†

2,083

26,850

Lexington Realty Trust†

1,456

19,845

Superior Industries

Presidential Life Corp.

1,203

18,550

International, Inc.†

1,554

26,232

Home Properties, Inc.

378

18,167

Triarc Companies, Inc. —

Central Pacific Financial

Class B†

4,087

25,871

Corp.†

1,636

17,440

Brunswick Corp.†

2,415

25,599

Susquehanna Bancshares,

Oxford Industries, Inc.†

1,335

25,565

Inc.†

1,272

17,414

Arctic Cat, Inc.†

3,170

24,885

Community Bank System,

Zale Corp.*†

1,305

24,651

Inc.†

796

16,414

Cato Corp. — Class A†

1,701

24,222

Sovran Self Storage, Inc.†

377

15,668

Ruby Tuesday, Inc.

3,918

21,157

Old National Bancorp†

1,096

15,629

Lithia Motors, Inc. — Class

First Commonwealth

A†

4,192

20,625

Financial Corp.†

1,639

15,292

Brown Shoe Co., Inc.†

1,434

19,431

National Retail Properties,

O'Charleys, Inc.

1,924

19,355

Inc.†

727

15,194

Landry's Restaurants, Inc.†

1,005

18,060

Kite Realty Group Trust

1,183

14,787

Live Nation, Inc.*†

1,369

14,484

Sterling Bancorp

1,225

14,639

MarineMax, Inc.*†

1,921

13,774

First Financial Bancorp†

1,584

14,573

Monaco Coach Corp.†

4,379

13,312

BankAtlantic Bancorp, Inc.

Ethan Allen Interiors, Inc.†

449

11,045

— Class A†

8,160

14,362

Audiovox Corp. — Class

Entertainment Properties

A*

1,065

10,458

Trust†

286

14,140

CPI Corp.†

477

8,934

Senior Housing Properties

Libbey, Inc.

1,145

8,519

Trust†

714

13,944

CKE Restaurants, Inc.

580

7,233

Dime Community

Steak n Shake Co.*†

1,057

6,691

Bancshares†

827

13,654

Big 5 Sporting Goods Corp.

841

6,366

LTC Properties, Inc.

531

13,572

Independent Bank Corp.†

3,282

13,128

Inland Real Estate Corp.†

878

12,661

1

SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

National Penn Bancshares,

CDI Corp.†

596

$

15,162

Inc.†

945

$

12,550

C&D Technologies, Inc.*†

1,672

14,145

DiamondRock Hospitality

NCI Building Systems,

Co.†

1,152

12,545

Inc.*

376

13,811

Selective Insurance Group,

Briggs & Stratton Corp.†

996

12,629

Inc.†

664

12,457

Mueller Industries, Inc.

357

11,495

Financial Federal Corp.†

483

10,607

Lawson Products, Inc.

334

8,277

Brookline Bancorp, Inc.†

1,109

10,591

Insituform Technologies,

Bank Mutual Corp.

1,047

10,512

Inc. — Class A*

522

7,950

Hanmi Financial Corp.

2,010

10,472

United Stationers, Inc.*†

178

__________

6,577

Whitney Holding Corp.†

565

10,339

Total Industrials

__________

561,225

United Fire & Casualty Co.†

359

9,668

UTILITIES 7.7%

Irwin Financial Corp.†

3,502

9,420

Atmos Energy Corp.

1,539

42,430

PS Business Parks, Inc.†

150

7,740

Laclede Group, Inc.

896

36,172

Provident Bankshares

Southwest Gas Corp.†

852

25,330

Corp.†

1,117 7,126

CH Energy Group, Inc.†

662

23,547

TrustCo Bank Corp.

953

7,071

Avista Corp.

928

19,915

United Bankshares, Inc.†

267

6,128

Allete, Inc.

411

17,262

South Financial Group,

UGI Corp.

589

16,910

Inc.†

1,395

5,468

Unisource Energy Corp.†

544

16,869

Guaranty Financial Group,

New Jersey Resources Corp.

441

14,399

Inc.*

916

4,919

UIL Holding Corp.†

473

13,911

First Midwest Bancorp,

Piedmont Natural Gas Co.†

518

13,551

Inc.†

244

4,551

Cleco Corp.†

485

11,315

FirstFed Financial Corp.*†

525

4,221

Central Vermont Public

Sterling Savings Bank†

963

3,987

Service Corp.

558

10,809

Anchor BanCorp

Southern Union Co.†

354

9,565

Wisconsin, Inc.

329

2,306

Northwest Natural Gas Co.

185

__________

8,558

Downey Financial Corp.†

687

__________

1,903

Total Utilities

__________

280,543

Total Financials

__________

874,123

MATERIALS 6.8%

INDUSTRIALS 15.5%

PolyOne Corp.*

5,186

36,146

Arkansas Best Corp.†

1,697

62,178

Quaker Chemical Corp.

1,053

28,073

Wabash National Corp.†

7,305

55,226

Rock-Tenn Co. — Class A†

930

27,891

Standex International Corp.

1,827

37,892

A. Schulman, Inc.†

1,138

26,208

Gibraltar Industries, Inc.

2,013

32,148

Wausau Paper Corp.

3,285

25,327

Universal Forest Products,

Georgia Gulf Corp.†

8,200

23,780

Inc.†

1,008

30,200

Chesapeake Corp.*

8,190

19,246

Angelica Corp.

1,386

29,480

Tronox, Inc.

5,949

17,966

Volt Information Sciences,

A.M. Castle & Co.

497

14,219

Inc.*

2,241

26,690

Material Sciences Corp.*

1,541

12,482

Standard Register Co.

2,805

26,451

Schweitzer-Mauduit

ABM Industries, Inc.†

1,018

22,651

International, Inc.

476

8,021

Spherion Corp.*

4,821

22,273

Omnova Solutions, Inc.*

2,206

__________

6,133

Watsco, Inc.†

529

22,112

Total Materials

__________

245,492

Applied Signal Technology,

Inc.

1,373

18,755

INFORMATION TECHNOLOGY 6.2%

Lydall, Inc.*

1,494

18,750

SYNNEX Corp.*†

2,149

53,918

Griffon Corp.*†

2,100

18,396

Gevity HR, Inc.

7,670

41,265

Building Material Holding

Ciber, Inc.*

2,572

15,972

Corp.†

9,499

16,813

CTS Corp.†

1,387

13,939

A.O. Smith Corp.†

480

15,758

Photronics, Inc.*

1,886

13,277

Tredegar Corp.

1,048

15,406

Insight Enterprises, Inc.*

991

11,624

2

SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Face

Market

Shares

Value

Amount

Value

Gerber Scientific, Inc.*

1,018

$

11,585

Morgan Stanley issued 06/30/08

Park Electrochemical Corp.†

476

11,572

at 1.70% due 07/01/08

$

1,612

$            1,612

Benchmark Electronics,

Lehman Brothers Holdings, Inc.

Inc.*†

674

11,013

issued 06/30/08 at 0.25% due

Ditech Networks, Inc.*

4,010

8,622

07/01/08

1,075

__________

1,075

Black Box Corp.

296

8,048

Total Repurchase Agreements

Rudolph Technologies,

(Cost $16,657)

__________

16,657

Inc.*

988

7,608

Total Investments 146.0%

Symmetricom, Inc.*

1,949

7,484

(Cost $4,901,356)

$

____________

5,280,641

Methode Electronics, Inc. —

Class A

646

__________

6,751

Liabilities in Excess of Other

Total Information Technology

222,678

Assets – (46.0)%

$

(1,662,880)

__________

____________

CONSUMER STAPLES 4.1%

Net Assets – 100.0%

$

3,617,761

Nash Finch Co.

1,067

36,566

*

Non-Income Producing Security.

Central Garden and Pet Co.

†

All or a portion of this security is on loan at June 30,

- Class A*†

7,229

29,639

2008.

Alliance One International,

Inc.*

5,565

28,437

Spartan Stores, Inc.

1,130

25,990

Lance, Inc.†

440

8,259

Longs Drug Stores Corp.

178

7,496

Spectrum Brands, Inc.*†

2,722

6,941

Great Atlantic & Pacific Tea

Company, Inc*†

283

__________

6,458

Total Consumer Staples

__________

149,786

HEALTH CARE 1.8%

Owens & Minor, Inc.

368

16,814

Cambrex Corp.*

2,794

16,401

Datascope Corp.

306

14,382

Medcath Corp.*

488

8,774

Gentiva Health Services,

Inc.*†

397

__________

7,563

Total Health Care

__________

63,934

Total Common Stocks

(Cost $3,219,680)

__________

3,598,965

SECURITIES LENDING COLLATERAL 46.0%

Mount Vernon Securities

Lending Trust Prime Portfolio

1,665,019

1,665,019

__________

Total Securities Lending Collateral

(Cost $1,665,019)

__________

1,665,019

Face

Amount

REPURCHASE AGREEMENTS

0.5%

Collateralized by obligations of

the U.S. Treasury or U.S.

Government Agencies

Mizuho Financial Group, Inc.

issued 06/30/08 at 1.75% due

07/01/08

$

13,970

13,970

3